Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (No. 333-91860) pertaining to the 2002 Stock Incentive Plan of Franklin Street Properties Corp. of our report dated February 6, 2004, with respect to the consolidated financial statements and schedules of Franklin Street Properties Corp. included in the Annual Report (Form 10K) for the year ended December 31, 2003.

                                                           /s/ ERNST & YOUNG LLP

      Boston, Massachusetts
      March 15, 2004